UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

July 31, 2020
Date of Report (Date of earliest event reported)

Commission file number 1-38681 Commission file number 1-15973

NORTHWEST NATURAL HOLDING COMPANY		NORTHWEST NATURAL GAS COMPANY
(Exact name of registrant as specified in its charter)		(Exact name of registrant as specified in its charter)
Oregon	82-4710680	Oregon	93-0256722
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)	(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification No.)

250 SW Taylor Street				250 SW Taylor Street
Portland	,	Oregon	97204	Portland	,	Oregon	97204
(Address of principal executive offices)			(Zip Code)	(Address of principal executive offices)			(Zip Code)

Registrant’s telephone number:	(503)	226-4211	Registrant’s telephone number:	(503)	226-4211

Securities registered pursuant to Section 12(b) of the Act:
Registrant	Title of each class	Trading Symbol	Name of each exchange on which registered
Northwest Natural Holding Company	Common Stock	NWN	New York Stock Exchange
Northwest Natural Gas Company	None
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Northwest Natural Holding Company	Emerging growth company	☐
Northwest Natural Gas Company	Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 8.01	Other Events.

As previously disclosed, on December 30, 2019, Northwest Natural Gas Company (NW Natural) filed a request for a general rate case with the Public Utility Commission of Oregon (OPUC). On March 12, 2020, NW Natural, the OPUC staff, the Oregon Citizens’ Utility Board (CUB), and the Alliance of Western Energy Consumers (AWEC), which comprise all of the parties to the rate case (Rate Case Parties), filed a settlement with the OPUC addressing cost of capital issues in the case (First Settlement). On July 31, 2020, NW Natural and the Rate Case Parties filed a joint stipulation with the OPUC that addresses all remaining issues in the general rate case and incorporates the cost of capital components that were memorialized in the First Settlement (Comprehensive Settlement). The Comprehensive Settlement, if approved by the OPUC, would resolve all disputed issues in the rate case and is expected to result in new rates going into effect on November 1, 2020. The Comprehensive Settlement is subject to the review and approval of the OPUC. For new rates to be effective, the OPUC must issue an order, which may approve or deny the terms of the Comprehensive Settlement or be issued under the OPUC’s own terms with respect to the elements of the rate case.

The Comprehensive Settlement provides for a total revenue requirement increase of $45.8 million over revenues from existing rates. The revenue requirement is based on the following assumptions:

•	Capital structure of 50% common equity and 50% long-term debt;

•	Return on equity of 9.4%;

•	Cost of capital of 6.965%; and

•	Average rate base of $1.45 billion or an increase of $248.9 million since the last rate case.

Under the terms of the Comprehensive Settlement, the parties agree that NW Natural may begin to recover NW Natural’s forecasted tax expense associated with the Oregon Corporate Activity Tax (CAT) as a component of base rates. Beginning on the November 1, 2020 rate effective date for the general rate case, NW Natural would recover an additional $3.15 million in revenue requirement for the CAT. Under the terms of the Comprehensive Settlement, NW Natural may adjust the amount recovered for the CAT in each annual purchased gas adjustment (PGA) to reflect changes in gross revenue and cost of goods sold that occur as a result of the PGA.

In March 2019, the OPUC issued an order concluding NW Natural’s last Oregon general rate case and addressing the terms by which excess deferred income taxes (EDIT) associated with the Tax Cuts and Jobs Act (TCJA) would be provided to customers directly or applied for the benefit of customers. The Comprehensive Settlement includes a true-up credit to customers of approximately $1.0 million as a temporary rate adjustment to be amortized over the 2020-21 PGA year.

In addition, the Comprehensive Settlement extends NW Natural’s decoupling calculation for the months of November and May to the month of April. The decoupling mechanism is intended to encourage customers to conserve energy without adversely affecting earnings due to reductions in sales volumes.

Forward-Looking Statements

This report, and other presentations made by NW Holdings or NW Natural from time to time, may contain forward-looking statements within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by words such as "anticipates," "assumes," "intends," "plans," "seeks," "believes," "estimates," "expects" and similar references to future periods. Examples of forward-looking statements include, but are not limited to, statements regarding the following: plans, objectives, assumptions, expectations, estimates, timing, goals, strategies, expenses, future events, investments, targeted capital structure, cost of capital, return on equity, average rate base, financial results, financial position, revenue requirement, customer rates and the timing of any rate changes, impact of decoupling mechanisms, treatment of historical tax reform amounts, tax liabilities or benefits, including effects of tax reform, revenues and earnings, performance, timing, outcome, or effects of rate cases or other regulatory proceedings or mechanisms or approvals, including any approval of the Comprehensive Settlement, regulatory prudence reviews, anticipated regulatory actions or filings, and other statements that are other than statements of historical facts.

Forward-looking statements are based on current expectations and assumptions regarding its business, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. Actual results may differ materially from those contemplated by the forward-looking statements. You are therefore cautioned against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future operational, economic or financial performance. Important factors that could cause actual results to differ materially from those in the forward-looking statements are discussed by reference to the factors described in Part I, Item 1A "Risk Factors", and Part II, Item 7 and Item 7A "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosure about Market Risk" in the most recent Annual Report on Form 10-K and in Part I, Items 2 and 3 "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Quantitative and Qualitative Disclosures About Market Risk", and Part II, Item 1A, "Risk Factors", in the quarterly reports filed thereafter.

All forward-looking statements made in this report and all subsequent forward-looking statements, whether written or oral and whether made by or on behalf of NW Holdings or NW Natural, are expressly qualified by these cautionary statements. Any forward-looking statement speaks only as of the date on which such statement is made, and NW Holdings and NW Natural undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law. New factors emerge from time to time and it is not possible to predict all such factors, nor can it assess the impact of each such factor or the extent to which any factor, or combination of factors, may cause results to differ materially from those contained in any forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized. The signature for each undersigned company shall be deemed to relate only to matters having reference to such company and its subsidiaries.

NORTHWEST NATURAL HOLDING COMPANY
(Registrant)

Dated:	July 31, 2020	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary

NORTHWEST NATURAL GAS COMPANY
(Registrant)

Dated:	July 31, 2020	/s/ Shawn M. Filippi
Vice President, Chief Compliance Officer and Corporate Secretary